EXHIBIT 10.24

       THE REGISTRANT HAS REQUESTED THAT CERTAIN PORTIONS OF THIS EXHIBIT
         BE GIVEN CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS
                   EXHIBIT HAS BEEN FILED WITH THE COMMISSION.




                                LETTER AGREEMENT
                              DATED JANUARY 8, 1998
                    BETWEEN CREE RESEARCH, INC. AND C3, INC.

         REDACTED -- OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE
                    COMMISSION AND IS DENOTED HEREIN BY *****

                                 January 8, 1998

C3, Inc.
P.O. Box 13533
Research Triangle Park, NC 27709-3533

  Re: Supplemental Development Agreement dated as of January 8, 1998 between C3,
      Inc. and Cree Research, Inc.

Gentlemen:

         This letter confirms the following understandings reached between C3, Inc. ("C3") and Cree Research, Inc. ("Cree") in connection with the execution of the Supplemental Development Agreement referenced above:

         1. Cree shall assign ***** to the work to be performed pursuant to the Supplemental Development Agreement, with ***** to devote, on average during the term of the agreement, approximately 50% of his effort to the program.

         2. Cree shall assign ***** and ***** to the work to be performed pursuant to the Supplemental Development Agreement, with ***** and ***** to devote, on average during the term of the agreement, a combined total of approximately 25% of the effort of one person to the program.

         3. Cree shall assign a crystal growth scientist and process technician to the work to be performed pursuant to the Supplemental Development Agreement, with such personnel to devote their full-time efforts to the program under the direction of *****.

         4. The assignment of individuals named above is subject to the condition that such individual continue in Cree's employment.

         5. The contents of this letter shall be considered "Confidential Information" of each party subject to the provisions of Section 5 of the Supply Agreement.

         If you agree that the foregoing accurately states our understanding regarding the subject matter addressed above, please indicate your agreement on behalf of C3 by signing below.

                                       Very truly yours,

                                       CREE RESEARCH, INC.

                                       By:      /s/ Charles M. Swoboda
                                              Charles M. Swoboda, Vice President
                                              and Chief Operating Officer
Agreed:

C3, INC.

By:    /s/ Jeff N. Hunter
       Jeff N. Hunter, President